UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00116

The Investment Company of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Michael W. Stockton

The Investment Company of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

ICA The Investment Company of America® Semi-annual report for the six months ended June 30, 2016

ICA seeks to achieve long-term growth of capital and income.

The Investment Company of America is one of more than 40 funds offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2016:

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–1.30%	10.06%	6.02%

The total annual fund operating expense ratio was 0.58% for Class A shares as of the prospectus dated March 1, 2016.

For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of July 31, 2016, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.62%.

Investing outside the United States may be subject to risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

The U.S. stock market advanced modestly amid continuing global accommodative central bank policies and despite concerns of both an economic slowdown in China and the U.K. vote late in the period to exit the European Union. The Investment Company of America rose 7.13% for the six-month period ended June 30, 2016, with distributions reinvested. Happily, this outpaced the unmanaged Standard & Poor’s 500 Composite Index (a market capitalization-weighted index based on the results of 500 widely held common stocks), which returned 3.84% during the same time period.

For the 20 years ended June 30, 2016, ICA posted an average annual total return of 8.59% with distributions reinvested, compared with 7.87% by the S&P 500. Over its more than 82-year history, ICA has had an average annual total return of 12.09% with distributions reinvested, compared with 10.76% by the S&P 500.

U.S. growth is slow, but is still the pacesetter

The underlying U.S. economy is gradually improving. While the unemployment rate has been trimmed in recent years, corporate earnings have slowed and wages have remained basically stagnant. Gross domestic product growth has been positive, which is essentially good news, even though it has been disappointing relative to prior post-recession recoveries.

Results at a glance

For the six months ended June 30, 2016, with all distributions reinvested

	ICA (Class A shares)	Standard & Poor’s 500 Composite Index*	Lipper Growth & Income Funds Index

Income return	0.87%	1.10%	n/a
Capital return	6.26%	2.74%	n/a
Total return	7.13%	3.84%	3.01%

*	The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

The Investment Company of America	1

The U.S. economy is relatively healthy compared to other major economies including in China, Japan and Europe. China’s economy has also slowed as it transitions from a manufacturing to a service economy — and such a progression is likely to take time. Europe remains challenged by high debt levels and weak growth along with newer concerns about stability.

The U.S. Federal Reserve continues to have an outsized influence on the U.S. economy, and central bank stimulus measures also continue to support markets in Europe and Japan. Central bank intervention has been part of the fight against sluggish global growth in hopes of kick-starting economies, but this has not yet substantially spurred growth.

Politics was another factor affecting markets during the period. High uncertainty in early 2016 regarding the U.S. presidential candidate nominations waned over time. But anxiety rose late in the period following a vote on June 23 by citizens of the United Kingdom to exit the European Union. There has been a rise of populism in many countries and discord over policies ranging from free trade to government economic intervention to migrant settlement. These were factors in the U.K. Brexit vote and can be detrimental to stable and predictable economic activity.

The fund in review

Strong stock selection was beneficial among our information technology stocks as the fund’s fifth-largest holding, Oracle, rose 12.05%, and sixth-largest holding, Texas Instruments, gained 14.30%. Holdings that are not highly sensitive to the economy, such as consumer goods stocks, also did well for the fund. Within this classification, the fourth-largest holding, Philip Morris, rose 15.71%, and the eighth-largest holding, Altria, gained 18.47%.

The fund was able to take advantage of historically low oil prices early in the year to add to positions in energy. Oil prices and commodities recovered off their lows, which resulted in strong returns for energy and utilities stocks. Strong dividend-paying stocks within telecommunication services also benefited the fund, led by third-largest holding Verizon, which increased 20.81%. Health care stocks had a challenging period and was the weakest relative sector as evidenced by the fund’s largest holding, Amgen, which lost 6.27%.

Our cash position detracted from results, but at approximately 9.2% of assets at the end of the period, is at a reasonable level for ICA. Cash can provide protection as a naturally defensive holding — and also affords portfolio managers the opportunity to easily fund new positions.

2	The Investment Company of America

A cautiously optimistic view of the near future

We are likely in a moderate-to-low return environment with low interest rates and above average price-to-earnings multiples. There is continuing anxiety about the economy, and volatility may be high in the coming months. But when anxiety eases, the market can rise, so we remind our investors to keep their long-term plan in mind, especially during times of turmoil.

Still, the Brexit vote creates uncertainty. The stock market recovered in the weeks immediately after the vote, but over the long term, it could exacerbate an already fragile situation in Europe. Uncertainty increases volatility, can depress economic activity and returns, and it may make the last half of the year challenging.

Another issue we will watch closely is central banks’ decision to introduce negative rates in countries such as Japan, Denmark and Switzerland. The hope is that this will stimulate economic activity, but central banks have to be careful of systemic effects such as placing stress on banks and potentially lowering their profit margins. In the U.S., interest rates remain positive, and we hope will eventually increase as monetary policy normalizes amid a healthier, more durable economy.

We remain focused on the long term

Dislocations in the stock market almost always create opportunities. Increased volatility can give the fund’s portfolio managers an opportunity to invest in quality companies with more favorable valuations for the long term.

We remain optimistic about our robust investment process, and our ability to identify solid companies at good valuations that we believe will prosper in the long run.

We thank you for your confidence in our time-tested approach and look forward to reporting to you again in six months.

Cordially,

James B. Lovelace	Donald D. O’Neal
Vice Chairman	President

August 9, 2016

For current information about the fund, visit americanfunds.com.

The Investment Company of America	3

Summary investment portfolio June 30, 2016	unaudited

Industry sector diversification	Percent of net assets

Common stocks 90.39%	Shares	Value (000)
Energy 9.52%
Canadian Natural Resources, Ltd.	26,258,000	$810,127
ConocoPhillips	16,432,699	716,466
EOG Resources, Inc.	7,447,200	621,245
Halliburton Co.	15,584,576	705,825
Kinder Morgan, Inc.	32,678,200	611,736
Other securities		3,786,748
		7,252,147

Materials 3.97%
Dow Chemical Co.	10,975,000	545,567
Freeport-McMoRan Inc.	54,423,145	606,274
Monsanto Co.	4,801,761	496,550
Other securities		1,372,879
		3,021,270

Industrials 10.23%
Boeing Co.	5,157,200	669,766
General Dynamics Corp.	7,599,161	1,058,107
General Electric Co.	29,165,000	918,114
Illinois Tool Works Inc.	5,950,000	619,752
Union Pacific Corp.	15,784,568	1,377,204
Other securities		3,155,621
		7,798,564

Consumer discretionary 8.81%
Amazon.com, Inc.[1]	2,066,600	1,478,900
Comcast Corp., Class A	7,296,517	475,660
General Motors Co.	16,370,309	463,280
Home Depot, Inc.	6,620,000	845,308
Las Vegas Sands Corp.	11,500,000	500,135
Viacom Inc., Class B	13,525,760	560,913
Other securities		2,393,144
		6,717,340

4	The Investment Company of America

	Shares	Value (000)
Consumer staples 11.25%
Altria Group, Inc.	20,695,000	$1,427,127
Coca-Cola Co.	17,744,600	804,363
ConAgra Foods, Inc.	10,910,100	521,612
Kraft Heinz Co.	6,124,722	541,915
Mead Johnson Nutrition Co.	5,444,579	494,095
Mondelez International, Inc.	9,875,000	449,411
PepsiCo, Inc.	4,420,000	468,255
Philip Morris International Inc.	20,497,424	2,084,998
Other securities		1,784,469
		8,576,245

Health care 15.03%
AbbVie Inc.	45,034,233	2,788,069
Amgen Inc.	19,918,278	3,030,566
Gilead Sciences, Inc.	5,776,991	481,917
Medtronic PLC	10,025,000	869,869
Stryker Corp.	5,727,725	686,353
UnitedHealth Group Inc.	6,595,997	931,355
Other securities		2,668,305
		11,456,434

Financials 5.83%
American International Group, Inc.	19,582,000	1,035,692
Berkshire Hathaway Inc., Class B1	4,800,000	694,992
Other securities		2,715,423
		4,446,107

Information technology 13.89%
Accenture PLC, Class A	9,595,000	1,087,017
Alphabet Inc., Class A1	457,330	321,745
Alphabet Inc., Class C1	725,059	501,813
Apple Inc.	4,659,800	445,477
Broadcom Ltd.	6,070,900	943,418
Intel Corp.	24,658,000	808,782
Microsoft Corp.	12,447,100	636,918
Oracle Corp.	41,932,300	1,716,289
Texas Instruments Inc.	26,040,773	1,631,454
Western Union Co.[2]	35,700,000	684,726
Other securities		1,806,162
		10,583,801

Telecommunication services 4.44%
AT&T Inc.	12,432,734	537,218
Verizon Communications Inc.	41,091,795	2,294,566
Other securities		555,062
		3,386,846

Utilities 2.61%
Dominion Resources, Inc.	8,996,324	701,084
Exelon Corp.	26,340,000	957,722
Other securities		328,120
		1,986,926

The Investment Company of America	5

Common stocks (continued)	Shares	Value (000)
Miscellaneous 4.81%
Other common stocks in initial period of acquisition		$3,664,277

Total common stocks (cost: $48,123,719,000)		68,889,957

Convertible stocks 0.11%
Miscellaneous 0.11%
Other convertible stocks in initial period of acquisition		87,817

Total convertible stocks (cost: $66,785,000)		87,817

Bonds, notes & other debt instruments 0.28%	Principal amount (000)
U.S. Treasury bonds & notes 0.21%
Other securities		155,818

Corporate bonds & notes 0.07%
Energy 0.07%
Other securities		56,587

Total bonds, notes & other debt instruments (cost: $190,495,000)		212,405

Short-term securities 8.40%
Alphabet Inc. 0.43%–0.53% due 7/6/2016–7/14/2016[3]	$85,000	84,992
Coca-Cola Co. 0.56%–0.68% due 7/7/2016–10/19/2016[3]	281,000	280,604
Federal Home Loan Bank 0.29%–0.60% due 7/5/2016–1/23/2017	1,992,306	1,991,355
Freddie Mac 0.40%–0.60% due 7/11/2016–1/4/2017	612,600	612,176
Intel Corp. 0.42%–0.49% due 7/29/2016–8/29/2016	63,000	62,976
Microsoft Corp. 0.42%–0.48% due 7/20/2016–9/14/2016[3]	326,000	325,857
Other securities		3,046,431

Total short-term securities (cost: $6,403,419,000)		6,404,391
Total investment securities 99.18% (cost: $54,784,418,000)		75,594,570
Other assets less liabilities 0.82%		621,300

Net assets 100.00%		$76,215,870

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Miscellaneous” and “Other securities” include securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of securities which were valued under fair value procedures was $4,961,472,000, which represented 6.51% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

6	The Investment Company of America

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $300,170,000.

					Unrealized
					appreciation
			Contract amount		(depreciation)
			Receive	Deliver	at 6/30/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
British pounds	7/11/2016	Barclays Bank PLC	$36,044	£24,740	$3,107
British pounds	7/11/2016	JPMorgan Chase	$36,036	£24,739	3,099
British pounds	7/11/2016	HSBC Bank	$36,067	£24,781	3,075
British pounds	7/11/2016	UBS AG	$36,009	£24,740	3,072
British pounds	7/29/2016	JPMorgan Chase	$48,350	£36,700	(520)
Euros	7/29/2016	Barclays Bank PLC	$73,669	€66,546	(261)
Euros	8/3/2016	Bank of America, N.A.	$33,995	€30,500	105
					$11,677

The Investment Company of America	7

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the six months ended June 30, 2016, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	6/30/2016
	shares	Additions	Reductions	shares	(000)	(000)
Western Union Co.	35,700,000	—	—	35,700,000	$11,424	$684,726
Avon Products, Inc.	23,520,341	1,400,000	—	24,920,341	—	94,199
					$11,424	$778,925

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $2,140,103,000, which represented 2.81% of the net assets of the fund.

Key to symbols

£ = British pounds

€ = Euros

See Notes to Financial Statements

8	The Investment Company of America

Financial statements

Statement of assets and liabilities at June 30, 2016	unaudited (dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $54,072,695)	$74,815,645
Affiliated issuers (cost: $711,723)	778,925	$75,594,570
Cash		103,887
Cash denominated in currencies other than U.S. dollars (cost: $5,609)		5,610
Unrealized appreciation on open forward currency contracts		12,458
Receivables for:
Sales of investments	644,326
Sales of fund’s shares	59,864
Dividends and interest	117,575
Other	2	821,767
		76,538,292
Liabilities:
Unrealized depreciation on open forward currency contracts		781
Payables for:
Purchases of investments	218,736
Repurchases of fund’s shares	63,056
Investment advisory services	14,704
Services provided by related parties	15,305
Trustees’ deferred compensation	7,020
Other	2,820	321,641
Net assets at June 30, 2016		$76,215,870

Net assets consist of:
Capital paid in on shares of beneficial interest		$52,938,898
Undistributed net investment income		497,946
Undistributed net realized gain		1,957,752
Net unrealized appreciation		20,821,274
Net assets at June 30, 2016		$76,215,870

See Notes to Financial Statements

The Investment Company of America	9

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,151,188 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$57,215,053	1,614,058		$35.45
Class B	95,624	2,702		35.39
Class C	1,680,115	47,828		35.13
Class F-1	1,878,918	53,119		35.37
Class F-2	3,196,649	90,210		35.44
Class 529-A	2,259,027	63,861		35.37
Class 529-B	15,877	448		35.41
Class 529-C	492,538	13,968		35.26
Class 529-E	81,757	2,318		35.28
Class 529-F-1	66,338	1,877		35.34
Class R-1	83,828	2,381		35.21
Class R-2	638,299	18,108		35.25
Class R-2E	7,482	211		35.39
Class R-3	912,909	25,833		35.34
Class R-4	1,022,949	28,923		35.37
Class R-5E	10	—	*	35.43
Class R-5	698,816	19,720		35.44
Class R-6	5,869,681	165,623		35.44

*Amount less than one thousand.

See Notes to Financial Statements

10	The Investment Company of America

Statement of operations for the six months ended June 30, 2016	unaudited (dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $10,636; also includes $11,424 from affiliates)	$939,760
Interest	13,021	$952,781

Fees and expenses*:
Investment advisory services	85,623
Distribution services	84,025
Transfer agent services	34,915
Administrative services	7,050
Reports to shareholders	1,655
Registration statement and prospectus	974
Trustees’ compensation	461
Auditing and legal	48
Custodian	395
Other	1,348	216,494
Net investment income		736,287

Net realized gain and unrealized appreciation:
Net realized gain on:
Investments	1,599,253
Currency transactions	243	1,599,496
Net unrealized appreciation (depreciation) on:
Investments	2,709,916
Forward currency contracts	11,677
Currency translations	(271)	2,721,322
Net realized gain and unrealized appreciation		4,320,818

Net increase in net assets resulting from operations		$5,057,105

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

The Investment Company of America	11

Statements of changes in net assets

(dollars in thousands)

	Six months ended	Year ended
	June 30, 2016*	December 31, 2015
Operations:
Net investment income	$736,287	$1,326,090
Net realized gain	1,599,496	5,035,483
Net unrealized appreciation (depreciation)	2,721,322	(7,421,546)
Net increase (decrease) in net assets resulting from operations	5,057,105	(1,059,973)

Dividends and distributions paid to shareholders:
Dividends from net investment income	(615,941)	(1,243,682)
Distributions from net realized gain on investments	—	(5,083,682)
Total dividends and distributions paid to shareholders	(615,941)	(6,327,364)

Net capital share transactions	(114,584)	3,820,897

Total increase (decrease) in net assets	4,326,580	(3,566,440)

Net assets:
Beginning of period	71,889,290	75,455,730
End of period (including undistributed net investment income: $497,946 and $377,600, respectively)	$76,215,870	$71,889,290

*Unaudited.

See Notes to Financial Statements

12	The Investment Company of America

Notes to financial statements	unaudited

1. Organization

The Investment Company of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

The Investment Company of America	13

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash includes amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

14	The Investment Company of America

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

The Investment Company of America	15

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

16	The Investment Company of America

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of June 30, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Energy	$6,118,922	$1,133,225	$—	$7,252,147
Materials	2,868,049	153,221	—	3,021,270
Industrials	7,798,564	—	—	7,798,564
Consumer discretionary	6,363,328	354,012	—	6,717,340
Consumer staples	8,402,086	174,159	—	8,576,245
Health care	10,780,237	676,197	—	11,456,434
Financials	3,944,190	501,917	—	4,446,107
Information technology	9,867,744	716,057	—	10,583,801
Telecommunication services	3,102,302	284,544	—	3,386,846
Utilities	1,986,926	—	—	1,986,926
Miscellaneous	2,696,137	968,140	—	3,664,277
Convertible stocks	87,817	—	—	87,817
Bonds, notes & other debt instruments	—	212,405	—	212,405
Short-term securities	—	6,404,391	—	6,404,391
Total	$64,016,302	$11,578,268	$—	$75,594,570

		Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$12,458	$—	$12,458
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(781)	—	(781)
Total	$—	$11,677	$—	$11,677

*	Securities with a value of $4,961,472,000, which represented 6.51% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

The Investment Company of America	17

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

18	The Investment Company of America

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the six months ended, June 30, 2016 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$12,458	Unrealized depreciation on open forward currency contracts	$781

		Net realized gain		Net unrealized appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$—	Net unrealized appreciation on forward currency contracts	$11,677

The Investment Company of America	19

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of June 30, 2016, if close-out netting was exercised (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$105	$—	$(105)	$—	$—
Barclays Bank PLC	3,107	(261)	(2,846)	—	—
HSBC Bank	3,075	—	(2,992)	—	83
JPMorgan Chase	3,099	(520)	(2,378)	—	201
UBS AG	3,072	—	(3,072)	—	—
Total	$12,458	$(781)	$(11,393)	$—	$284
Liabilities:
Barclays Bank PLC	$261	$(261)	$—	$—	$—
JPMorgan Chase	520	(520)	—	—	—
Total	$781	$(781)	$—	$—	$—

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

20	The Investment Company of America

As of and during the period ended June 30, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012 and by state tax authorities for tax years before 2011.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of December 31, 2015, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$399,127

As of June 30, 2016, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$23,501,984
Gross unrealized depreciation on investment securities	(2,364,434)
Net unrealized appreciation on investment securities	21,137,550
Cost of investment securities	54,457,020

The Investment Company of America	21

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Six months ended June 30, 2016					Year ended December 31, 2015
Share class	Ordinary income		Long-term capital gains	Total dividends paid		Ordinary income		Long-term capital gains	Total dividends and distributions paid
Class A	$468,906		$—	$468,906		$964,849		$3,872,351	$4,837,200
Class B	443		—	443		1,713		11,723	13,436
Class C	7,417		—	7,417		15,215		116,413	131,628
Class F-1	17,334		—	17,334		40,913		174,320	215,233
Class F-2	23,684		—	23,684		35,900		137,282	173,182
Class 529-A	17,430		—	17,430		34,966		150,267	185,233
Class 529-B	60		—	60		227		1,850	2,077
Class 529-C	1,979		—	1,979		4,033		33,720	37,753
Class 529-E	538		—	538		1,090		5,525	6,615
Class 529-F-1	583		—	583		1,135		4,356	5,491
Class R-1	374		—	374		775		5,916	6,691
Class R-2	2,852		—	2,852		6,268		45,710	51,978
Class R-2E	38		—	38		2		27	29
Class R-3	5,850		—	5,850		11,961		61,045	73,006
Class R-4	8,114		—	8,114		16,551		69,289	85,840
Class R-5E*	—	†	—	—	†	—	†	1	1
Class R-5	7,484		—	7,484		15,178		53,155	68,333
Class R-6	52,855		—	52,855		92,906		340,732	433,638
Total	$615,941		$—	$615,941		$1,243,682		$5,083,682	$6,327,364

*	Class R-5E shares were offered beginning November 20, 2015.
†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.219% on such assets in excess of $89 billion. For the six months ended June 30, 2016, the investment advisory services fee was $85,623,000, which was equivalent to an annualized rate of 0.239% of average daily net assets.

22	The Investment Company of America

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of June 30, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide

The Investment Company of America	23

services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee will be amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on net assets between $20 billion and $100 billion, and 0.03% on net assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the six months ended June 30, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$61,813	$27,738		$2,716		Not applicable
Class B	593	73		Not applicable		Not applicable
Class C	7,964	827		401		Not applicable
Class F-1	2,620	1,540		526		Not applicable
Class F-2	Not applicable	1,279		609		Not applicable
Class 529-A	2,374	880		532		$ 942
Class 529-B	94	11		5		9
Class 529-C	2,312	208		117		208
Class 529-E	192	19		19		34
Class 529-F-1	—	25		16		27
Class R-1	404	36		20		Not applicable
Class R-2	2,294	1,018		154		Not applicable
Class R-2E	17	5		1		Not applicable
Class R-3	2,136	656		215		Not applicable
Class R-4	1,212	444		244		Not applicable
Class R-5E	Not applicable	—	*	—	*	Not applicable
Class R-5	Not applicable	151		189		Not applicable
Class R-6	Not applicable	5		1,286		Not applicable
Total class-specific expenses	$84,025	$34,915		$7,050		$1,220

*Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund

24	The Investment Company of America

and vary according to the total returns of the selected funds. Trustees’ compensation of $461,000 in the fund’s statement of operations reflects $222,000 in current fees (either paid in cash or deferred) and a net increase of $239,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

8. Warrants

As of June 30, 2016, the fund had warrants outstanding which may be exercised at any time for the purchase of 818,231 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of June 30, 2016, the net asset value of each share class would have been reduced by less than $0.02 per share. No warrants were exercised during the six months ended June 30, 2016, or the prior fiscal year ended December 31, 2015.

The Investment Company of America	25

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

			Reinvestments of				Net (decrease)
	Sales[1]		dividends		Repurchases[1]		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Six months ended June 30, 2016

Class A	$1,505,018	44,826	$453,892	13,124	$(2,815,439)	(83,831)	$(856,529)	(25,881)
Class B	678	20	441	13	(66,948)	(2,014)	(65,829)	(1,981)
Class C	144,734	4,338	7,316	214	(203,916)	(6,164)	(51,866)	(1,612)
Class F-1	186,527	5,609	16,940	492	(913,231)	(26,817)	(709,764)	(20,716)
Class F-2	1,319,733	38,559	20,783	600	(250,492)	(7,398)	1,090,024	31,761
Class 529-A	93,425	2,792	17,426	505	(116,202)	(3,472)	(5,351)	(175)
Class 529-B	156	5	60	1	(9,767)	(295)	(9,551)	(289)
Class 529-C	20,929	627	1,979	58	(34,256)	(1,025)	(11,348)	(340)
Class 529-E	3,262	98	538	16	(4,813)	(145)	(1,013)	(31)
Class 529-F-1	7,292	216	583	17	(6,109)	(181)	1,766	52
Class R-1	5,443	163	374	11	(9,546)	(285)	(3,729)	(111)
Class R-2	64,226	1,926	2,850	82	(103,040)	(3,089)	(35,964)	(1,081)
Class R-2E	7,155	216	38	1	(883)	(26)	6,310	191
Class R-3	91,742	2,739	5,846	169	(98,329)	(2,944)	(741)	(36)
Class R-4	83,552	2,497	8,091	235	(111,977)	(3,340)	(20,334)	(608)
Class R-5E	—	—	—	—	—	—	—	—
Class R-5	50,742	1,503	7,484	217	(158,186)	(4,624)	(99,960)	(2,904)
Class R-6	715,833	21,226	52,855	1,528	(109,393)	(3,267)	659,295	19,487
Total net increase (decrease)	$4,300,447	127,360	$597,496	17,283	$(5,012,527)	(148,917)	$(114,584)	(4,274)

26	The Investment Company of America

				Reinvestments of
				dividends and				Net increase
	Sales[1]			distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2015

Class A	$3,254,687	88,779		$4,700,777	140,518	$(6,027,281)	(165,181)	$1,928,183	64,116
Class B	2,578	70		13,368	400	(151,682)	(4,122)	(135,736)	(3,652)
Class C	312,217	8,583		129,974	3,940	(412,026)	(11,321)	30,165	1,202
Class F-1	462,170	12,580		211,394	6,336	(478,800)	(13,127)	194,764	5,789
Class F-2	617,068	16,784		146,792	4,395	(372,889)	(10,255)	390,971	10,924
Class 529-A	194,197	5,307		185,157	5,549	(262,431)	(7,182)	116,923	3,674
Class 529-B	755	21		2,077	62	(23,954)	(652)	(21,122)	(569)
Class 529-C	44,579	1,223		37,744	1,140	(66,679)	(1,831)	15,644	532
Class 529-E	6,841	187		6,614	199	(9,919)	(272)	3,536	114
Class 529-F-1	12,826	351		5,491	164	(12,674)	(350)	5,643	165
Class R-1	14,057	385		6,682	202	(23,185)	(636)	(2,446)	(49)
Class R-2	140,340	3,851		51,935	1,568	(210,894)	(5,805)	(18,619)	(386)
Class R-2E	657	18		28	1	(10)	— [2]	675	19
Class R-3	186,975	5,123		72,898	2,189	(246,074)	(6,752)	13,799	560
Class R-4	214,087	5,876		85,822	2,572	(215,586)	(5,887)	84,323	2,561
Class R-5E3	10	—	[2]	—	—	—	—	10	— [2]
Class R-5	110,628	3,022		68,311	2,039	(167,879)	(4,561)	11,060	500
Class R-6	1,247,966	34,173		433,638	12,978	(478,480)	(13,237)	1,203,124	33,914
Total net increase (decrease)	$6,822,638	186,333		$6,158,702	184,252	$(9,160,443)	(251,171)	$3,820,897	119,414

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $9,048,558,000 and $12,712,273,000, respectively, during the six months ended June 30, 2016.

The Investment Company of America	27

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class A:
Six months ended 6/30/2016[4,5]	$33.37	$.35	$2.02	$2.37
Year ended 12/31/2015	37.08	.66	(1.24)	(.58)
Year ended 12/31/2014	36.70	.85	3.60	4.45
Year ended 12/31/2013	30.16	.61	9.07	9.68
Year ended 12/31/2012	27.09	.60	3.61	4.21
Year ended 12/31/2011	28.16	.57	(1.06)	(.49)
Class B:
Six months ended 6/30/2016[4,5]	33.29	.21	2.03	2.24
Year ended 12/31/2015	36.97	.37	(1.23)	(.86)
Year ended 12/31/2014	36.58	.58	3.56	4.14
Year ended 12/31/2013	30.06	.34	9.04	9.38
Year ended 12/31/2012	26.99	.37	3.60	3.97
Year ended 12/31/2011	28.05	.35	(1.06)	(.71)
Class C:
Six months ended 6/30/2016[4,5]	33.08	.21	1.99	2.20
Year ended 12/31/2015	36.77	.36	(1.22)	(.86)
Year ended 12/31/2014	36.42	.54	3.56	4.10
Year ended 12/31/2013	29.95	.33	9.00	9.33
Year ended 12/31/2012	26.90	.36	3.59	3.95
Year ended 12/31/2011	27.97	.34	(1.06)	(.72)
Class F-1:
Six months ended 6/30/2016[4,5]	33.30	.33	2.01	2.34
Year ended 12/31/2015	37.01	.62	(1.23)	(.61)
Year ended 12/31/2014	36.63	.82	3.59	4.41
Year ended 12/31/2013	30.11	.58	9.06	9.64
Year ended 12/31/2012	27.04	.58	3.62	4.20
Year ended 12/31/2011	28.12	.56	(1.07)	(.51)
Class F-2:
Six months ended 6/30/2016[4,5]	33.36	.38	2.02	2.40
Year ended 12/31/2015	37.07	.72	(1.23)	(.51)
Year ended 12/31/2014	36.69	.90	3.62	4.52
Year ended 12/31/2013	30.15	.68	9.07	9.75
Year ended 12/31/2012	27.08	.67	3.61	4.28
Year ended 12/31/2011	28.15	.63	(1.06)	(.43)
Class 529-A:
Six months ended 6/30/2016[4,5]	33.30	.33	2.01	2.34
Year ended 12/31/2015	37.01	.62	(1.24)	(.62)
Year ended 12/31/2014	36.64	.81	3.58	4.39
Year ended 12/31/2013	30.11	.57	9.07	9.64
Year ended 12/31/2012	27.05	.57	3.60	4.17
Year ended 12/31/2011	28.12	.55	(1.06)	(.51)

28	The Investment Company of America

Dividends and distributions
Dividends		Total				Ratio of		Ratio of net
(from net	Distributions	dividends	Net asset		Net assets,	expenses		income
investment	(from capital	and	value, end	Total	end of period	to average		to average
income)	gains)	distributions	of period	return[3]	(in millions)	net assets		net assets[2]

$(.29)	$—	$(.29)	$35.45	7.13%[6]	$57,215	.59%[7]		2.07%[7]
(.62)	(2.51)	(3.13)	33.37	(1.44)	54,725	.58		1.79
(.73)	(3.34)	(4.07)	37.08	12.09	58,430	.59		2.21
(.63)	(2.51)	(3.14)	36.70	32.42	55,032	.61		1.76
(.72)	(.42)	(1.14)	30.16	15.60	44,501	.62		2.02
(.58)	—	(.58)	27.09	(1.76)	42,643	.61		2.05

(.14)	—	(.14)	35.39	6.73 [6]	96	1.36	[7]	1.27	[7]
(.31)	(2.51)	(2.82)	33.29	(2.20)	156	1.34		1.00
(.41)	(3.34)	(3.75)	36.97	11.26	308	1.34		1.52
(.35)	(2.51)	(2.86)	36.58	31.42	461	1.37		1.00
(.48)	(.42)	(.90)	30.06	14.74	552	1.38		1.25
(.35)	—	(.35)	26.99	(2.53)	838	1.38		1.27

(.15)	—	(.15)	35.13	6.71 [6]	1,680	1.40	[7]	1.26	[7]
(.32)	(2.51)	(2.83)	33.08	(2.24)	1,635	1.39		.98
(.41)	(3.34)	(3.75)	36.77	11.20	1,774	1.39		1.41
(.35)	(2.51)	(2.86)	36.42	31.36	1,791	1.41		.95
(.48)	(.42)	(.90)	29.95	14.70	1,620	1.43		1.21
(.35)	—	(.35)	26.90	(2.58)	1,767	1.42		1.24

(.27)	—	(.27)	35.37	7.05 [6]	1,879	.69	[7]	1.97	[7]
(.59)	(2.51)	(3.10)	33.30	(1.53)	2,459	.67		1.70
(.69)	(3.34)	(4.03)	37.01	12.02	2,518	.67		2.13
(.61)	(2.51)	(3.12)	36.63	32.32	2,366	.68		1.68
(.71)	(.42)	(1.13)	30.11	15.58	1,842	.67		1.98
(.57)	—	(.57)	27.04	(1.84)	1,744	.66		2.01

(.32)	—	(.32)	35.44	7.23 [6]	3,197	.40	[7]	2.25	[7]
(.69)	(2.51)	(3.20)	33.36	(1.26)	1,950	.41		1.97
(.80)	(3.34)	(4.14)	37.07	12.31	1,762	.39		2.32
(.70)	(2.51)	(3.21)	36.69	32.69	1,107	.41		1.96
(.79)	(.42)	(1.21)	30.15	15.86	770	.40		2.25
(.64)	—	(.64)	27.08	(1.54)	604	.40		2.27

(.27)	—	(.27)	35.37	7.06 [6]	2,259	.69	[7]	1.96	[7]
(.58)	(2.51)	(3.09)	33.30	(1.55)	2,132	.69		1.68
(.68)	(3.34)	(4.02)	37.01	11.97	2,234	.69		2.10
(.60)	(2.51)	(3.11)	36.64	32.32	2,030	.71		1.66
(.69)	(.42)	(1.11)	30.11	15.47	1,562	.72		1.93
(.56)	—	(.56)	27.05	(1.84)	1,362	.70		1.97

See page 34 for footnotes.

The Investment Company of America	29

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset		Net gains (losses)
	value,	Net	on securities (both	Total from
	beginning	investment	realized and	investment
	of period	income[2]	unrealized)	operations
Class 529-B:
Six months ended 6/30/2016[4,5]	$33.32	$.19	$2.02	$2.21
Year ended 12/31/2015	36.99	.32	(1.22)	(.90)
Year ended 12/31/2014	36.60	.53	3.56	4.09
Year ended 12/31/2013	30.07	.30	9.04	9.34
Year ended 12/31/2012	27.00	.33	3.60	3.93
Year ended 12/31/2011	28.06	.32	(1.05)	(.73)
Class 529-C:
Six months ended 6/30/2016[4,5]	33.20	.20	2.00	2.20
Year ended 12/31/2015	36.90	.33	(1.22)	(.89)
Year ended 12/31/2014	36.54	.51	3.58	4.09
Year ended 12/31/2013	30.04	.30	9.04	9.34
Year ended 12/31/2012	26.99	.34	3.59	3.93
Year ended 12/31/2011	28.06	.33	(1.06)	(.73)
Class 529-E:
Six months ended 6/30/2016[4,5]	33.21	.29	2.01	2.30
Year ended 12/31/2015	36.91	.53	(1.23)	(.70)
Year ended 12/31/2014	36.55	.71	3.58	4.29
Year ended 12/31/2013	30.05	.49	9.03	9.52
Year ended 12/31/2012	26.99	.49	3.61	4.10
Year ended 12/31/2011	28.07	.47	(1.07)	(.60)
Class 529-F-1:
Six months ended 6/30/2016[4,5]	33.27	.36	2.02	2.38
Year ended 12/31/2015	36.98	.70	(1.24)	(.54)
Year ended 12/31/2014	36.61	.89	3.59	4.48
Year ended 12/31/2013	30.09	.65	9.05	9.70
Year ended 12/31/2012	27.03	.63	3.61	4.24
Year ended 12/31/2011	28.10	.61	(1.06)	(.45)
Class R-1:
Six months ended 6/30/2016[4,5]	33.15	.21	2.00	2.21
Year ended 12/31/2015	36.84	.35	(1.21)	(.86)
Year ended 12/31/2014	36.49	.54	3.56	4.10
Year ended 12/31/2013	30.01	.33	9.01	9.34
Year ended 12/31/2012	26.95	.36	3.60	3.96
Year ended 12/31/2011	28.02	.35	(1.06)	(.71)
Class R-2:
Six months ended 6/30/2016[4,5]	33.18	.21	2.02	2.23
Year ended 12/31/2015	36.88	.37	(1.23)	(.86)
Year ended 12/31/2014	36.53	.55	3.56	4.11
Year ended 12/31/2013	30.03	.34	9.04	9.38
Year ended 12/31/2012	26.98	.37	3.59	3.96
Year ended 12/31/2011	28.05	.35	(1.06)	(.71)

30	The Investment Company of America

Dividends and distributions
Dividends		Total				Ratio of		Ratio of net
(from net	Distributions	dividends	Net asset		Net assets,	expenses		income
investment	(from capital	and	value, end	Total	end of period	to average		to average
income)	gains)	distributions	of period	return[3]	(in millions)	net assets		net assets[2]

$(.12)	$—	$(.12)	$35.41	6.63%[6]	$16	1.49%[7]		1.15%[7]
(.26)	(2.51)	(2.77)	33.32	(2.32)	24	1.47		.87
(.36)	(3.34)	(3.70)	36.99	11.10	48	1.47		1.38
(.30)	(2.51)	(2.81)	36.60	31.27	70	1.50		.87
(.44)	(.42)	(.86)	30.07	14.58	81	1.52		1.12
(.33)	—	(.33)	27.00	(2.63)	111	1.50		1.16

(.14)	—	(.14)	35.26	6.65 [6]	492	1.46	[7]	1.19	[7]
(.30)	(2.51)	(2.81)	33.20	(2.31)	475	1.46		.91
(.39)	(3.34)	(3.73)	36.90	11.13	509	1.46		1.33
(.33)	(2.51)	(2.84)	36.54	31.29	471	1.49		.88
(.46)	(.42)	(.88)	30.04	14.59	372	1.50		1.14
(.34)	—	(.34)	26.99	(2.62)	336	1.49		1.18

(.23)	—	(.23)	35.28	6.95 [6]	82	.93	[7]	1.72	[7]
(.49)	(2.51)	(3.00)	33.21	(1.77)	78	.93		1.44
(.59)	(3.34)	(3.93)	36.91	11.70	82	.93		1.86
(.51)	(2.51)	(3.02)	36.55	31.96	77	.95		1.41
(.62)	(.42)	(1.04)	30.05	15.23	61	.97		1.68
(.48)	—	(.48)	26.99	(2.15)	55	.97		1.70

(.31)	—	(.31)	35.34	7.18 [6]	66	.47	[7]	2.19	[7]
(.66)	(2.51)	(3.17)	33.27	(1.32)	61	.47		1.91
(.77)	(3.34)	(4.11)	36.98	12.23	61	.46		2.32
(.67)	(2.51)	(3.18)	36.61	32.59	51	.49		1.88
(.76)	(.42)	(1.18)	30.09	15.74	37	.50		2.15
(.62)	—	(.62)	27.03	(1.62)	31	.49		2.19

(.15)	—	(.15)	35.21	6.69 [6]	84	1.39	[7]	1.27	[7]
(.32)	(2.51)	(2.83)	33.15	(2.22)	83	1.40		.97
(.41)	(3.34)	(3.75)	36.84	11.19	94	1.40		1.40
(.35)	(2.51)	(2.86)	36.49	31.36	87	1.40		.96
(.48)	(.42)	(.90)	30.01	14.74	73	1.41		1.23
(.36)	—	(.36)	26.95	(2.55)	74	1.41		1.25

(.16)	—	(.16)	35.25	6.72 [6]	638	1.37	[7]	1.28	[7]
(.33)	(2.51)	(2.84)	33.18	(2.21)	637	1.36		1.01
(.42)	(3.34)	(3.76)	36.88	11.20	722	1.37		1.43
(.37)	(2.51)	(2.88)	36.53	31.45	698	1.36		1.00
(.49)	(.42)	(.91)	30.03	14.70	584	1.40		1.25
(.36)	—	(.36)	26.98	(2.55)	577	1.41		1.25

See page 34 for footnotes.

The Investment Company of America	31

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset		Net gains (losses)
	value,	Net	on securities (both	Total from
	beginning	investment	realized and	investment
	of period	income[2]	unrealized)	operations
Class R-2E:
Six months ended 6/30/2016[4,5]	$33.33	$.27	$2.01	$2.28
Year ended 12/31/2015	37.06	.51	(1.23)	(.72)
Period from 8/29/2014 to 12/31/2014[5,8]	40.36	.25	.25	.50
Class R-3:
Six months ended 6/30/2016[4,5]	33.27	.28	2.02	2.30
Year ended 12/31/2015	36.97	.52	(1.23)	(.71)
Year ended 12/31/2014	36.60	.71	3.58	4.29
Year ended 12/31/2013	30.09	.48	9.05	9.53
Year ended 12/31/2012	27.03	.49	3.60	4.09
Year ended 12/31/2011	28.10	.47	(1.06)	(.59)
Class R-4:
Six months ended 6/30/2016[4,5]	33.29	.34	2.02	2.36
Year ended 12/31/2015	37.00	.63	(1.23)	(.60)
Year ended 12/31/2014	36.63	.83	3.58	4.41
Year ended 12/31/2013	30.11	.59	9.06	9.65
Year ended 12/31/2012	27.04	.59	3.61	4.20
Year ended 12/31/2011	28.12	.56	(1.07)	(.51)
Class R-5E:
Six months ended 6/30/2016[4,5]	33.36	.36	2.01	2.37
Period from 11/20/2015 to 12/31/2015[5,11]	36.83	.07	(1.08)	(1.01)
Class R-5:
Six months ended 6/30/2016[4,5]	33.36	.39	2.02	2.41
Year ended 12/31/2015	37.07	.74	(1.23)	(.49)
Year ended 12/31/2014	36.69	.96	3.58	4.54
Year ended 12/31/2013	30.15	.70	9.07	9.77
Year ended 12/31/2012	27.08	.68	3.61	4.29
Year ended 12/31/2011	28.15	.65	(1.07)	(.42)
Class R-6:
Six months ended 6/30/2016[4,5]	33.36	.40	2.02	2.42
Year ended 12/31/2015	37.07	.76	(1.24)	(.48)
Year ended 12/31/2014	36.69	.95	3.61	4.56
Year ended 12/31/2013	30.15	.71	9.08	9.79
Year ended 12/31/2012	27.08	.69	3.62	4.31
Year ended 12/31/2011	28.15	.66	(1.06)	(.40)

	Six months ended June 30,	Year ended December 31
	2016[4,5,6]	2015	2014	2013	2012	2011
Portfolio turnover rate for all share classes	14%	30%	29%	24%	21%	28%

See Notes to Financial Statements

32	The Investment Company of America

Dividends and distributions
Dividends		Total					Ratio of		Ratio of net
(from net	Distributions	dividends	Net asset		Net assets,		expenses		income
investment	(from capital	and	value, end	Total	end of period		to average		to average
income)	gains)	distributions	of period	return[3]	(in millions)		net assets		net assets[2]

$(.22)	$—	$(.22)	$35.39	6.87%[6]	$7		1.07%[7]		1.62%[7]
(.50)	(2.51)	(3.01)	33.33	(1.83)	1		1.04		1.48

(.46)	(3.34)	(3.80)	37.06	1.08 [6,9]	—	[10]	.23	[6,9]	.62	[6,9]

(.23)	—	(.23)	35.34	6.92 [6]	913		.95	[7]	1.71	[7]
(.48)	(2.51)	(2.99)	33.27	(1.79)	860		.95		1.41
(.58)	(3.34)	(3.92)	36.97	11.68	936		.96		1.83
(.51)	(2.51)	(3.02)	36.60	31.94	912		.96		1.40
(.61)	(.42)	(1.03)	30.09	15.19	743		.98		1.67
(.48)	—	(.48)	27.03	(2.11)	737		.97		1.70

(.28)	—	(.28)	35.37	7.11 [6]	1,023		.64	[7]	2.01	[7]
(.60)	(2.51)	(3.11)	33.29	(1.50)	983		.64		1.73
(.70)	(3.34)	(4.04)	37.00	12.02	998		.65		2.15
(.62)	(2.51)	(3.13)	36.63	32.37	909		.65		1.72
(.71)	(.42)	(1.13)	30.11	15.60	705		.65		2.00
(.57)	—	(.57)	27.04	(1.83)	660		.65		2.02

(.30)	—	(.30)	35.43	7.16 [6]	—	[10]	.53	[7]	2.13	[7]

(.21)	(2.25)	(2.46)	33.36	(2.64)[6]	—	[10]	.05	[6]	.20	[6]

(.33)	—	(.33)	35.44	7.25 [6]	699		.34	[7]	2.31	[7]
(.71)	(2.51)	(3.22)	33.36	(1.20)	755		.35		2.02
(.82)	(3.34)	(4.16)	37.07	12.36	820		.35		2.50
(.72)	(2.51)	(3.23)	36.69	32.77	854		.35		2.02
(.80)	(.42)	(1.22)	30.15	15.92	697		.35		2.28
(.65)	—	(.65)	27.08	(1.50)	761		.35		2.31

(.34)	—	(.34)	35.44	7.28 [6]	5,870		.30	[7]	2.36	[7]
(.72)	(2.51)	(3.23)	33.36	(1.15)	4,875		.30		2.08
(.84)	(3.34)	(4.18)	37.07	12.41	4,160		.30		2.45
(.74)	(2.51)	(3.25)	36.69	32.84	3,005		.30		2.07
(.82)	(.42)	(1.24)	30.15	15.98	2,995		.30		2.34
(.67)	—	(.67)	27.08	(1.45)	2,456		.30		2.37

See page 34 for footnotes.

The Investment Company of America	33

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	For the year ended December 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.20 and .52 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Unaudited.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Not annualized.
[7]	Annualized.
[8]	Class R-2E shares were offered beginning August 29, 2014.
[9]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[10]	Amount less than $1 million.
[11]	Class R-5E shares were offered beginning November 20, 2015.

34	The Investment Company of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2016, through June 30, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Investment Company of America	35

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	1/1/2016	6/30/2016	during period*	expense ratio
Class A - actual return	$1,000.00	$1,071.26	$3.04	.59%
Class A - assumed 5% return	1,000.00	1,021.93	2.97	.59
Class B - actual return	1,000.00	1,067.29	6.99	1.36
Class B - assumed 5% return	1,000.00	1,018.10	6.82	1.36
Class C - actual return	1,000.00	1,067.11	7.20	1.40
Class C - assumed 5% return	1,000.00	1,017.90	7.02	1.40
Class F-1 - actual return	1,000.00	1,070.54	3.55	.69
Class F-1 - assumed 5% return	1,000.00	1,021.43	3.47	.69
Class F-2 - actual return	1,000.00	1,072.27	2.06	.40
Class F-2 - assumed 5% return	1,000.00	1,022.87	2.01	.40
Class 529-A - actual return	1,000.00	1,070.58	3.55	.69
Class 529-A - assumed 5% return	1,000.00	1,021.43	3.47	.69
Class 529-B - actual return	1,000.00	1,066.30	7.65	1.49
Class 529-B - assumed 5% return	1,000.00	1,017.45	7.47	1.49
Class 529-C - actual return	1,000.00	1,066.51	7.50	1.46
Class 529-C - assumed 5% return	1,000.00	1,017.60	7.32	1.46
Class 529-E - actual return	1,000.00	1,069.48	4.79	.93
Class 529-E - assumed 5% return	1,000.00	1,020.24	4.67	.93
Class 529-F-1 - actual return	1,000.00	1,071.79	2.42	.47
Class 529-F-1 - assumed 5% return	1,000.00	1,022.53	2.36	.47
Class R-1 - actual return	1,000.00	1,066.93	7.14	1.39
Class R-1 - assumed 5% return	1,000.00	1,017.95	6.97	1.39
Class R-2 - actual return	1,000.00	1,067.23	7.04	1.37
Class R-2 - assumed 5% return	1,000.00	1,018.05	6.87	1.37
Class R-2E - actual return	1,000.00	1,068.67	5.50	1.07
Class R-2E - assumed 5% return	1,000.00	1,019.54	5.37	1.07
Class R-3 - actual return	1,000.00	1,069.21	4.89	.95
Class R-3 - assumed 5% return	1,000.00	1,020.14	4.77	.95
Class R-4 - actual return	1,000.00	1,071.07	3.30	.64
Class R-4 - assumed 5% return	1,000.00	1,021.68	3.22	.64
Class R-5E - actual return	1,000.00	1,071.62	2.73	.53
Class R-5E - assumed 5% return	1,000.00	1,022.23	2.66	.53
Class R-5 - actual return	1,000.00	1,072.52	1.75	.34
Class R-5 - assumed 5% return	1,000.00	1,023.17	1.71	.34
Class R-6 - actual return	1,000.00	1,072.77	1.55	.30
Class R-6 - assumed 5% return	1,000.00	1,023.37	1.51	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

36	The Investment Company of America

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The Investment Company of America	37

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38	The Investment Company of America

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The Investment Company of America	39

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40	The Investment Company of America

Approval of Investment Advisory and Service Agreement

The Investment Company of America’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2017. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objectives of achieving long-term growth of capital and income. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through September 30, 2015. This report, including the letter to shareholders and related

The Investment Company of America	41

disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Growth & Income Funds Index, the Lipper Large-Cap Core Funds Index and the S&P 500 Index. They noted that the investment results of the fund compared favorably to each index for the 20 year period, favorably to the Lipper indexes for the 10-year period, and were mixed in comparison to the Lipper indexes for shorter periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Growth & Income Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory, and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

42	The Investment Company of America

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

The Investment Company of America	43

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	The Investment Company of America

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete June 30, 2016, portfolio of The Investment Company of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Investment Company of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Investment Company of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Investment Company of America®
Investment portfolio
June 30, 2016
unaudited
Common stocks 90.39% Energy 9.52%	Shares	Value (000)
Apache Corp.	2,850,000	$158,660
Baker Hughes Inc.	1,104,563	49,849
BP PLC[1]	26,490,409	154,686
Cabot Oil & Gas Corp.	6,650,000	171,171
Canadian Natural Resources, Ltd.	26,258,000	810,127
Chesapeake Energy Corp.	20,000,000	85,600
Chevron Corp.	4,000,000	419,320
Concho Resources Inc.[2]	2,798,000	333,718
ConocoPhillips	16,432,699	716,466
Eni SpA[1]	17,538,061	283,146
EOG Resources, Inc.	7,447,200	621,245
Exxon Mobil Corp.	4,109,835	385,256
Halliburton Co.	15,584,576	705,825
Kinder Morgan, Inc.	32,678,200	611,736
Royal Dutch Shell PLC, Class A (ADR)	2,483,985	137,166
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	309,671	8,455
Royal Dutch Shell PLC, Class B1	8,807,417	242,198
Schlumberger Ltd.	1,700,000	134,436
Southwestern Energy Co.[2]	19,282,123	242,569
Spectra Energy Corp	4,300,000	157,509
Suncor Energy Inc.	13,635,746	378,269
TOTAL SA1	9,222,821	444,740
		7,252,147
Materials 3.97%
Agrium Inc.	1,300,000	117,618
Barrick Gold Corp.	1,725,000	36,829
Dow Chemical Co.	10,975,000	545,567
Freeport-McMoRan Inc.	54,423,145	606,274
International Flavors & Fragrances Inc.	2,629,853	331,546
Monsanto Co.	4,801,761	496,550
Praxair, Inc.	3,000,300	337,204
Rio Tinto PLC[1]	4,957,000	153,221
Vale SA, Class A, preferred nominative	13,576,300	55,069
Vale SA, Class A, preferred nominative (ADR)	50,251,430	201,508
Vale SA, ordinary nominative (ADR)	27,645,000	139,884
		3,021,270
Industrials 10.23%
Boeing Co.	5,157,200	669,766
Caterpillar Inc.	4,357,000	330,304
CSX Corp.	13,008,000	339,249
Cummins Inc.	2,614,400	293,963
Danaher Corp.	3,500,000	353,500
Emerson Electric Co.	1,800,000	93,888
General Dynamics Corp.	7,599,161	1,058,107
General Electric Co.	29,165,000	918,114
The Investment Company of America — Page 1 of 6

unaudited
Common stocks Industrials (continued)	Shares	Value (000)
Illinois Tool Works Inc.	5,950,000	$619,752
Lockheed Martin Corp.	1,250,000	310,213
Nielsen Holdings PLC	6,117,000	317,900
Norfolk Southern Corp.	4,611,572	392,583
R.R. Donnelley & Sons Co.	7,574,058	128,153
Union Pacific Corp.	15,784,568	1,377,204
United Technologies Corp.	3,871,852	397,058
Waste Management, Inc.	3,000,000	198,810
		7,798,564
Consumer discretionary 8.81%
Amazon.com, Inc.[2]	2,066,600	1,478,900
Comcast Corp., Class A	7,296,517	475,660
Ford Motor Co.	6,000,000	75,420
General Motors Co.	16,370,309	463,280
Hasbro, Inc.	2,245,000	188,558
Home Depot, Inc.	6,620,000	845,308
Johnson Controls, Inc.	4,377,700	193,757
Kering SA1	397,000	64,745
Las Vegas Sands Corp.	11,500,000	500,135
McDonald’s Corp.	3,700,000	445,258
NIKE, Inc., Class B	2,100,400	115,942
Omnicom Group Inc.	1,300,000	105,937
Priceline Group Inc.[2]	211,900	264,538
Time Warner Inc.	4,607,932	338,867
TJX Companies, Inc.	1,800,000	139,014
Toyota Motor Corp.[1]	4,000,000	199,987
Twenty-First Century Fox, Inc., Class A	6,352,715	171,841
Viacom Inc., Class B	13,525,760	560,913
WPP PLC[1]	4,300,000	89,280
		6,717,340
Consumer staples 11.25%
Altria Group, Inc.	20,695,000	1,427,127
Anheuser-Busch InBev NV1	557,497	73,283
Avon Products, Inc.[3]	24,920,341	94,199
Coca-Cola Co.	17,744,600	804,363
ConAgra Foods, Inc.	10,910,100	521,612
Costco Wholesale Corp.	1,100,000	172,744
General Mills, Inc.	3,920,000	279,574
J. M. Smucker Co.	600,000	91,446
Kellogg Co.	1,000,000	81,650
Kraft Heinz Co.	6,124,722	541,915
Kroger Co.	9,845,000	362,198
Mead Johnson Nutrition Co.	5,444,579	494,095
Mondelez International, Inc.	9,875,000	449,411
PepsiCo, Inc.	4,420,000	468,255
Philip Morris International Inc.	20,497,424	2,084,998
Procter & Gamble Co.	1,500,000	127,005
Reynolds American Inc.	5,366,664	289,424
SABMiller PLC[1]	1,730,380	100,876
Whole Foods Market, Inc.	3,500,000	112,070
		8,576,245
The Investment Company of America — Page 2 of 6

unaudited
Common stocks Health care 15.03%	Shares	Value (000)
Abbott Laboratories	6,635,000	$260,822
AbbVie Inc.	45,034,233	2,788,069
Aetna Inc.	1,510,000	184,416
Alexion Pharmaceuticals, Inc.[2]	3,041,000	355,067
Amgen Inc.	19,918,278	3,030,566
Astellas Pharma Inc.[1]	12,100,000	189,356
Bayer AG1	300,000	30,184
Express Scripts Holding Co.[2]	2,317,357	175,656
Gilead Sciences, Inc.	5,776,991	481,917
Humana Inc.	1,250,000	224,850
Illumina, Inc.[2]	1,117,200	156,833
Johnson & Johnson	600,000	72,780
McKesson Corp.	1,526,000	284,828
Medtronic PLC	10,025,000	869,869
Merck & Co., Inc.	2,800,000	161,308
Novartis AG1	3,350,000	275,584
Stryker Corp.	5,727,725	686,353
Takeda Pharmaceutical Co. Ltd.[1]	4,195,000	181,073
Thermo Fisher Scientific Inc.	782,000	115,548
UnitedHealth Group Inc.	6,595,997	931,355
		11,456,434
Financials 5.83%
American International Group, Inc.	19,582,000	1,035,692
Barclays PLC[1]	74,333,027	141,517
Berkshire Hathaway Inc., Class B2	4,800,000	694,992
Capital One Financial Corp.	2,100,000	133,371
Citigroup Inc.	4,950,000	209,831
CME Group Inc., Class A	1,000,000	97,400
Credit Suisse Group AG1	5,030,166	53,603
Crown Castle International Corp.	2,996,200	303,905
Goldman Sachs Group, Inc.	1,502,000	223,167
HSBC Holdings PLC (ADR)	1,529,416	47,886
HSBC Holdings PLC (GBP denominated)[1]	4,869,240	30,418
JPMorgan Chase & Co.	5,350,000	332,449
Progressive Corp.	6,800,000	227,800
Prudential PLC[1]	2,000,000	34,072
Royal Bank of Canada	3,055,000	180,517
Société Générale[1]	3,915,000	123,725
U.S. Bancorp	8,050,000	324,656
UBS Group AG1	9,165,000	118,582
Wells Fargo & Co.	2,800,000	132,524
		4,446,107
Information technology 13.89%
Accenture PLC, Class A	9,595,000	1,087,017
Alphabet Inc., Class A2	457,330	321,745
Alphabet Inc., Class C2	725,059	501,813
Amphenol Corp., Class A	935,000	53,604
Apple Inc.	4,659,800	445,477
ASML Holding NV1	2,718,773	269,493
Automatic Data Processing, Inc.	1,233,043	113,280
Broadcom Ltd.	6,070,900	943,418
Cisco Systems, Inc.	5,400,000	154,926
Intel Corp.	24,658,000	808,782
The Investment Company of America — Page 3 of 6

unaudited
Common stocks Information technology (continued)	Shares	Value (000)
International Business Machines Corp.	1,000,000	$151,780
Intuit Inc.	1,662,562	185,558
MediaTek Inc.[1]	3,449,000	26,336
Microsoft Corp.	12,447,100	636,918
Motorola Solutions, Inc.	1,756,794	115,896
Nintendo Co., Ltd.[1]	411,300	58,686
Oracle Corp.	41,932,300	1,716,289
Quanta Computer Inc.[1]	21,200,000	40,368
salesforce.com, inc.[2]	1,895,000	150,482
Samsung Electronics Co., Ltd.[1]	258,000	321,174
TE Connectivity Ltd.	933,700	53,324
Texas Instruments Inc.	26,040,773	1,631,454
Visa Inc., Class A	1,500,000	111,255
Western Union Co.[3]	35,700,000	684,726
		10,583,801
Telecommunication services 4.44%
AT&T Inc.	12,432,734	537,218
CenturyLink, Inc.	9,324,977	270,518
SoftBank Group Corp.[1]	2,592,000	146,642
Verizon Communications Inc.	41,091,795	2,294,566
Vodafone Group PLC[1]	45,300,000	137,902
		3,386,846
Utilities 2.61%
Dominion Resources, Inc.	8,996,324	701,084
Exelon Corp.	26,340,000	957,722
NextEra Energy, Inc.	300,000	39,120
NRG Energy, Inc.	1,626,400	24,380
Sempra Energy	2,320,823	264,620
		1,986,926
Miscellaneous 4.81%
Other common stocks in initial period of acquisition		3,664,277
Total common stocks (cost: $48,123,719,000)		68,889,957
Convertible stocks 0.11% Miscellaneous 0.11%
Other convertible stocks in initial period of acquisition		87,817
Total convertible stocks (cost: $66,785,000)		87,817
Bonds, notes & other debt instruments 0.28% U.S. Treasury bonds & notes 0.21% U.S. Treasury 0.21%	Principal amount (000)
U.S. Treasury 0.875% 2017	$4,175	4,188
U.S. Treasury 1.625% 2026	149,700	151,630
		155,818
The Investment Company of America — Page 4 of 6

unaudited
Bonds, notes & other debt instruments Corporate bonds & notes 0.07% Energy 0.07%	Principal amount (000)	Value (000)
Southwestern Energy Co. 4.95% 2025	$58,715	$56,587
Total bonds, notes & other debt instruments (cost: $190,495,000)		212,405
Short-term securities 8.40%
Alphabet Inc. 0.43%–0.53% due 7/6/2016–7/14/2016[4]	85,000	84,992
Apple Inc. 0.38%–0.46% due 7/5/2016–9/7/2016[4]	309,000	308,891
CAFCO, LLC 0.47%–0.90% due 7/25/2016–12/8/2016[4]	78,000	77,807
Caterpillar Financial Services Corp. 0.43%–0.51% due 7/25/2016–9/6/2016	210,000	209,838
Chariot Funding, LLC 0.92%–1.02% due 9/30/2016–12/12/2016[4]	60,000	59,829
Chevron Corp. 0.52% due 8/2/2016[4]	50,000	49,984
Ciesco LLC 0.60%–0.81% due 8/1/2016–8/23/2016	105,900	105,860
Citibank, N.A. 0.62% due 8/26/2016	75,000	75,020
Coca-Cola Co. 0.56%–0.68% due 7/7/2016–10/19/2016[4]	281,000	280,604
Emerson Electric Co. 0.40%–0.43% due 7/6/2016–8/1/2016[4]	131,300	131,280
ExxonMobil Corp. 0.39%–0.40% due 7/8/2016–7/21/2016	220,200	220,166
Fannie Mae 0.36%–0.60% due 7/18/2016–1/3/2017	262,100	261,810
Federal Farm Credit Banks 0.51%–0.65% due 10/20/2016–12/12/2016	220,000	219,624
Federal Home Loan Bank 0.29%–0.60% due 7/5/2016–1/23/2017	1,992,306	1,991,355
Freddie Mac 0.40%–0.60% due 7/11/2016–1/4/2017	612,600	612,176
Intel Corp. 0.42%–0.49% due 7/29/2016–8/29/2016	63,000	62,976
Jupiter Securitization Co., LLC 0.46% due 7/14/2016[4]	53,000	52,991
Microsoft Corp. 0.42%–0.48% due 7/20/2016–9/14/2016[4]	326,000	325,857
Paccar Financial Corp. 0.41% due 7/5/2016	20,000	19,999
PepsiCo Inc. 0.40%–0.42% due 7/12/2016–7/25/2016[4]	80,200	80,179
Pfizer Inc. 0.41%–0.54% due 7/27/2016–9/19/2016[4]	244,150	243,983
Private Export Funding Corp. 0.59% due 8/24/2016–10/3/2016[4]	103,000	102,888
Qualcomm Inc. 0.48%–0.52% due 7/7/2016–8/23/2016[4]	110,000	109,960
Regents of the University of California 0.50% due 9/14/2016	46,100	46,050
U.S. Bank, N.A. 0.70% due 8/15/2016	25,000	25,012
U.S. Treasury Bills 0.22%–0.43% due 8/4/2016–9/22/2016	185,100	185,019
United Parcel Service Inc. 0.49% due 7/1/2016[4]	25,000	25,000
Wal-Mart Stores, Inc. 0.39% due 7/5/2016–7/18/2016[4]	134,900	134,893
Walt Disney Co. 0.46% due 8/9/2016[4]	71,000	70,965
Wells Fargo Bank, N.A. 0.85%–0.93% due 8/22/2016–1/9/2017	229,300	229,383
Total short-term securities (cost: $6,403,419,000)		6,404,391
Total investment securities 99.18% (cost: $54,784,418,000)		75,594,570
Other assets less liabilities 0.82%		621,300
Net assets 100.00%		$76,215,870
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
The Investment Company of America — Page 5 of 6

unaudited
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $300,170,000.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 6/30/2016 (000)
			Receive (000)	Deliver (000)
Sales:
British pounds	7/11/2016	Barclays Bank PLC	$36,044	£24,740	$3,107
British pounds	7/11/2016	JPMorgan Chase	$36,036	£24,739	3,099
British pounds	7/11/2016	HSBC Bank	$36,067	£24,781	3,075
British pounds	7/11/2016	UBS AG	$36,009	£24,740	3,072
British pounds	7/29/2016	JPMorgan Chase	$48,350	£36,700	(520)
Euros	7/29/2016	Barclays Bank PLC	$73,669	€66,546	(261)
Euros	8/3/2016	Bank of America, N.A.	$33,995	€30,500	105
					$11,677
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $4,961,472,000, which represented 6.51% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,140,103,000, which represented 2.81% of the net assets of the fund.

Key to abbreviations and symbols
ADR = American Depositary Receipts
€ = Euros
GBP/£ = British pounds
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-004-0816O-S54140	The Investment Company of America — Page 6 of 6

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INVESTMENT COMPANY OF AMERICA

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: August 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ James B. Lovelace
James B. Lovelace, Vice Chairman and Principal Executive Officer

Date: August 31, 2016

By /s/ Kimberley H. Monasterio
Kimberley H. Monasterio, Treasurer and Principal Financial Officer

Date: August 31, 2016